Exhibit 10.6


                        FIFTH AMENDMENT AND WAIVER


     FIFTH AMENDMENT AND WAIVER, dated as of December 22, 2000 (this "AMENDMENT"), to the Credit Agreement, dated as of February 27, 1997, as amended and restated as of February 10, 1998 and as further amended by the First Amendment, dated as of June 30, 1998, the Second Amendment, dated as of February 12, 1999, the Third Amendment, dated as of May 25, 1999, and the Fourth Amendment, dated as of December 21, 1999 (as further amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among Cooperative Computing, Inc., a Delaware corporation (the "BORROWER"), Cooperative Computing Holding Company, Inc., a Texas corporation, as guarantor ("CCI"), the several banks and other financial institutions parties thereto (the "LENDERS") and The Chase Manhattan Bank, as the administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                            W I T N E S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested that the Administrative Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement; and

     WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

     II.  AMENDMENTS TO CREDIT AGREEMENT.

     1. AMENDMENTS TO SECTION 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by (1) deleting therefrom the definition of "Asset Sale" in its entirety and substituting in lieu thereof the following:

          "ASSET SALE": any sale, transfer or other disposition (including any sale and leaseback of assets and any sale of accounts receivable in connection with a receivable financing transaction) by the Borrower or any of its Subsidiaries of any property of the Borrower or any such Subsidiary (including property subject to any Lien under any Security Document), other than as permitted pursuant to paragraphs (a) through
     (c) and (e) through (j) of Section 8.6 (PROVIDED that, except with respect to the loss or condemnation of all or substantially all of the assets of the Borrower and its Subsidiaries, the proceeds from such casualty or condemnation (including insurance) are used to replace or rebuild the lost or condemned assets within the time period specified in Section 2.10(f)).

,(2) deleting therefrom the definition of "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following:


          "CONSOLIDATED EBITDA": for any period, with respect to any Person, Consolidated Net Income of such Person for such period (A) Plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (i) total income and franchise tax expense, (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions and discounts and other fees and charges associated with Indebtedness, (iii) depreciation and amortization expense, (iv) amortization of intangibles including, but not limited to, goodwill and organization costs (including, with respect to the Borrower, costs associated with the Offer to Purchase dated October 23, 1996 made by a subsidiary of CCI to purchase the common stock of the Borrower);
     (v) other extraordinary noncash charges (in accordance with GAAP) (including non-cash currency exchange losses); (vi) any extraordinary and unusual losses (including losses on sales of assets other than inventory sold in the ordinary course of business); (vii) (x) any cash restructuring charges substantially consistent with those restructuring charges previously disclosed to the Administrative Agent and the Lenders by the Borrower up to a maximum aggregate amount in the case of such charges of $2,500,000 during the term of this Agreement and (y) additional cash restructuring charges not to exceed $1,000,000 in the aggregate during the term of this Agreement; and
     (viii) any non-cash restructuring charges; and (B) MINUS, without duplication and to the extent reflected as a credit or gain in the statement of such Consolidated Net Income for such period, the sum of
     (i) any extraordinary and unusual gains (including gains on the sales of assets, other than inventory sold in the ordinary course of business) and (ii) other extraordinary noncash credits or gains (in accordance with GAAP) (including non-cash currency exchange gains); PROVIDED that for the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "Reference Period") for purposes of Section 8.1, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall consummate an acquisition pursuant to Sections 8.9(k) or 8.9(l), the Consolidated EBITDA for such Reference Period shall be calculated on a PRO FORMA basis (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such Reference Period) and (ii) if at any time during such Reference Period the Borrower or any Subsidiary shall consummate the Designated Asset Sale or the sale of any line of business or product line, the Consolidated EBITDA for such Reference Period shall be reduced on a PRO FORMA basis by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of the Designated Asset Sale or the sale of any line of business or product line (the "REDUCED EBITDA").

and (3) adding thereto the following definitions in their appropriate alphabetical order:

     "CUSTOMARY LICENSE TERMS": as defined in Section 5.28.

     "LEASE ACCOUNTING CHANGE": as defined in Section 1.2.

     "LICENSE PRODUCTS": as defined in Section 5.28.

     "REVENUE RECOGNITION CHANGE": as defined in Section 1.2.

     2. AMENDMENTS TO SECTION 1.2. Section 1.2 of the Credit Agreement is hereby amended by adding at the end of paragraph (b) thereof the following:

     In the event that any change shall occur in (i) the method by which Lease Transaction Obligations and the related obligations of the Borrower permitted pursuant to the terms of Section 8.4(h) of this Agreement are accounted for in the financial statements of CCI and its Subsidiaries (a "LEASE ACCOUNTING CHANGE") or (ii) accounting principles relating to the recognition of revenue required by the promulgation of any rule, regulation, pronouncement or opinion by applicable authorities including, without limitation the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (a "REVENUE RECOGNITION CHANGE"), all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Lease Accounting Change or Revenue Recognition Change, as the case may be, had not occurred.

     3. AMENDMENTS TO SECTION 5. Section 5 of the Credit Agreement is hereby amended by adding thereto the following new Section 5.28:

          5.28 PROVISION OF LICENSE PRODUCTS; NON-COMPETITION, ETC.. No Credit Party is party to any agreement, whether written or oral, providing for (i) the grant by CCI or any of its Subsidiaries of any right or license to use any Intellectual Property (as defined in the Guarantee and Collateral Agreement) of CCI or any of its Subsidiaries (including, without limitation, the use of any electronic catalog products) or (ii) the rendering of any related service in connection with such grant (collectively, "LICENSE PRODUCTS") to any Person (other than an Affiliate), except for any such agreement (or a related agreement or agreements) that contains such confidentiality, non-solicitation and non-competition provisions as are customary in the Borrower's line of business and in the ordinary course of business (as determined reasonably and in good faith by the Borrower) ("CUSTOMARY LICENSE TERMS").

     4. AMENDMENTS TO SECTION 7. Section 7.6 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following:

          7.6 INSPECTION OF PROPERTY: BOOKS AND RECORDS; DISCUSSIONS. (a) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender (including field examiners who may be employees of any Lender or independent contractors) to visit and inspect any of its properties and examine and make abstracts from any of its books and records upon reasonable advance notice at any reasonable time on any Business Day and as often as may reasonably be desired and to discuss the business, operations, properties and financial or other condition of CCI and its Subsidiaries with officers and employees of CCI and its Subsidiaries and with its independent certified public accountants; PROVIDED that the Administrative Agent or such Lender shall notify the Borrower prior to any contact with such accountants and give the Borrower the opportunity to participate in such discussions. Upon the request of the Administrative Agent or any Lender, the Borrower shall enter into (or in the case of any other necessary party to such a confidentiality agreement, CCI and its Subsidiaries shall use their best efforts to cause such party to enter into) a confidentiality agreement with the Administrative Agent and the Lenders in form and substance mutually satisfactory to the Administrative Agent and the Borrower to permit the examination by the Administrative Agent and the Lenders in accordance with the terms of this Section 7.6 of the books and records of certain entities in which CCI or any of its Subsidiaries has an equity investment as previously disclosed to the Administrative Agent and the Lenders by the Borrower. The Borrower hereby agrees to reimburse the Administrative Agent for (i) costs and expenses (other than travel costs and expenses) up to a maximum of $20,000 and (ii) reasonable travel costs and expenses, in each case incurred in connection with each field examination contemplated by this Section 7.6, PROVIDED that, unless an Event of Default shall have occurred and be continuing, the Borrower shall pay for no more than one such examination in each fiscal year of the Borrower.

     5. AMENDMENTS TO SECTION 8. (a) Section 8.1(a) of the Credit Agreement is hereby amended by deleting the columns captioned "Quarter Ending" and "Ratio" from paragraph (a) thereof and substituting in lieu thereof the following:

 QUARTER ENDING         RATIO
2000 December 31       1.50 to 1.00
2001 March 31          1.50 to 1.00
    June 30          1.60 to 1.00
    September 30     1.70 to 1.00
    December 31      2.75 to 1.00
2002 March 31          2.75 to 1.00
    June 30          3.00 to 1.00
    and each
    quarter
    thereafter


         (b)Section 8.1(c) of the Credit Agreement is hereby amended by deleting the columns captioned "Quarter Ending" and "Amount" from Section 8.1(c) and substituting in lieu thereof the following:

 QUARTER ENDING        AMOUNT
1998 December 31      $32,500,000
1999 March 31          32,500,000
    June 30          32,500,000
    September 30     32,500,000
    December 31      25,000,000
2000 March 31          23,500,000
    June 30          27,000,000
    September 30     27,500,000
    December 31      28,000,000
2001 March 31          29,000,000
    June 30          30,000,000
    September 30     31,000,000
    December 31      45,000,000
2002 March 31          47,500,000
    June 30          47,500,000
    September 30     50,000,000
    December 31      52,500,000
2003 March 31          55,000,000
     June 30         57,500,000
     September 30    60,000,000
     and each
     quarter
     thereafter



          (c) Section 8.1(e) of the Credit Agreement is hereby amended by deleting the columns captioned "Quarter Ending" and "Ratio" from Section 8.1(e) and substituting in lieu thereof the following:

  QUARTER ENDING        RATIO
1998 December 31       2.75 to 1.00
1999 March 31          2.75 to 1.00
    June 30          2.75 to 1.00
    September 30     2.75 to 1.00
    December 31      4.00 to 1.00
2000 March 31          4.00 to 1.00
    June 30          4.00 to 1.00
    September 30     3.25 to 1.00
    December 31      3.20 to 1.00
2001 March 31          3.10 to 1.00
    June 30          3.00 to 1.00
    September 30     3.00 to 1.00
    December 31      2.75 to 1.00
    and each
    quarter
    thereafter

          (d) Section 8.2 of the Credit Agreement is hereby amended by deleting the references to "$35,000,000" from paragraphs (m) and (n) thereof and substituting in lieu thereof the amount "$40,000,000".

          (e) Section 8.3 of the Credit Agreement is hereby amended by (1) deleting the reference to "$2,000,000" from paragraph (n) thereof and substituting in lieu thereof the amount "$5,000,000" and (2) by adding immediately prior to the semi-colon at the end of paragraph (n) thereof the following:

     ,except, in the case of obligations incurred after December 31, 2000 and otherwise permitted hereunder, for any Lien on property, assets or revenue the value of which exceeds twice the amount of the obligations secured thereby

          (f) Section 8.6 of the Credit Agreement is hereby amended by deleting the reference to "$1,500,000" from paragraph (d) thereof and substituting in lieu thereof the amount "$3,000,000".

          (g) Section 8.9 of the Credit Agreement is hereby amended by (1) deleting the reference to "$5,000,000" from paragraph (j) thereof and substituting in lieu thereof the amount "$7,500,000" and (2) adding immediately prior to the semi-colon at the end of paragraph (j) thereof the following:

     , PROVIDED that cash Investments at any one time outstanding shall not exceed $1,000,000 in Persons other than Subsidiaries or Affiliates of CCI

          (h) Section 8 of the Credit Agreement is hereby amended by adding thereto the following new Section 8.19:

          8.19 LIMITATION ON PROVISION OF LICENSE PRODUCTS. Enter into any agreement, whether written or oral, to provide License Products to any Person (other than an Affiliate), unless such agreement contains Customary License Terms.

     III.  WAIVER OF SECTION 8.1 OF THE CREDIT AGREEMENT.  The
Administrative Agent and the Lenders hereby agree to waive (a) the Borrower's compliance with the requirements of paragraph (d) of Section 8.1 for the four fiscal quarters ended September 30, 2001 and (b) any breach resulting from any failure to comply with any such requirements.

     IV. NOTICE OF REDUCTION IN REVOLVING CREDIT COMMITMENT. The Borrower hereby gives notice pursuant to the terms of Section 2.5 of the Credit Agreement of a permanent reduction in the amount of the Revolving Credit Commitments from $50,000,000 to $47,500,000, such notice to take effect on the Fifth Amendment Effective Date.

     V. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "FIFTH AMENDMENT EFFECTIVE DATE") (a) on which this Amendment shall have been (i) executed by the Borrower, CCI, the Administrative Agent and the Required Lenders and (ii) acknowledged and consented to by the other Credit Parties, each in accordance with the terms of the Credit Agreement, (b) the Administrative Agent shall have received, for the account of each Lender executing this Amendment, an amendment fee in an amount equal to 0.375% of the sum of such Lender's (i) Revolving Credit Commitment and (ii) outstanding Term Loans as of such date and (c) the Administrative Agent shall have received certificates representing 100% of the ownership interests of the Borrower in [Internet Auto Parts] (to the extent not previously provided), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Borrower as provided by the terms of the Guarantee and Collateral Agreement.

     VI.  GENERAL.

     1. REPRESENTATIONS AND WARRANTIES. (a) The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date which representation and warranty shall have been true and correct in all material respects as of such earlier date, and no Default or Event of Default has occurred and is continuing.

          (b) As of the date hereof, each of CCI and its Subsidiaries has delivered all Collateral required to be delivered by it to the Administrative Agent pursuant to the terms of any Security Document.

     2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     4. AFFIRMATION OF GUARANTEES. Each of the Guarantors hereby consents to the execution and delivery of this Amendment and to the transactions contemplated hereby or in any related document and reaffirms its obligations under the Guarantee and Collateral Agreement executed by such Guarantor.

     5. GOVERNING LAW; COUNTERPARTS. (b) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

           (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         [The remainder of this page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              COOPERATIVE COMPUTING, INC.


                              By:  ---------------------------------------
                                  Name:
                                  Title:


                              COOPERATIVE COMPUTING HOLDING COMPANY, INC.,
                                as a Guarantor


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              THE CHASE MANHATTAN BANK,
                                as Administrative Agent,
                                a Lender and Issuing Lender


                              By:  ---------------------------------------
                                   Name:
                                   Title:



                              BANK UNITED


                              By:  ---------------------------------------
                                  Name:
                                  Title:


                              BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                              INC.


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              By:  ----------------------------------------
                                   Name:
                                   Title:


                              NATIONSBANK, N.A., SUCCESSOR IN
                              INTEREST BY MERGER WITH
                              NATIONSBANK OF TEXAS N.A.


                              By:  ---------------------------------------
                                  Name:
                                  Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:  ---------------------------------------
                                  Name:
                                  Title:



                              VAN KAMPEN CLO I, LIMITED
                              By:  Van Kampen American Capital
                                   Management, Inc., as Collateral Manager


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              IMPERIAL BANK


                              By:  ---------------------------------------
                                  Name:
                                  Title:


                              COMMERCIAL LOAN FUNDING TRUST I

                              By: Lehman Commercial Paper Inc., not in its individual capacity but solely as administrative agent


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              ROYALTON COMPANY

                              By:  Pacific Investment Management
                                   Company, as its investment adviser


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              ALLSTATE LIFE INSURANCE COMPANY


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              ALLSTATE INSURANCE COMPANY


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              By:  ---------------------------------------
                                   Name:
                                   Title:


                              KZH CYPRESSTREE-1 LLC


                              By:  ---------------------------------------
                                   Name:
                                   Title:



          The undersigned Credit Parties do hereby consent and agree to the foregoing Amendment and acknowledge and agree that (i) all obligations of the Borrower under the Credit Agreement, as amended by the foregoing Amendment, are Obligations which are secured and guaranteed by the Security Documents to which it is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment), and (iii) all references to Loans in the Security Documents refer to the Loans under the Credit Agreement.

                              TRIAD SYSTEMS FINANCIAL CORPORATION

                              TRIAD DATA CORPORATION

                              TRIFARE, INC.

                              CCI/TRIADGEM, INC.

                              TRIAD SYSTEMS CORPORATION


                              By:  --------------------------------------
                                   Name:
                                   Title: